EXHIBIT 23.2







                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Wachovia Corporation:


We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference.





                                                       /s/ KPMG LLP
Richmond, Virginia
October 29, 1999